CONTACT:

Dianne Ambrose 202-467-2569
dambrose@aflcio-hit.com

Union Fund Finances First San Francisco Project of
$1 Billion Initiative and Aids Local Economy

San Francisco, CA --- The AFL-CIO Housing Investment Trust (HIT) today announced the first project under its $1 billion Bay Area Investment Initiative for jobs and affordable housing launched earlier this fall. Officials said the company will provide $19.1 million to help finance the new construction of 96 efficiency apartments for extremely low-income and homeless residents, in San Francisco’s South of Market neighborhood.

“The loss of construction jobs is one of the worst economic impacts that the pandemic is having on this great city,” said Chang Suh, Chief Executive Officer of the HIT. “COVID-19 has put even more people at risk and in need of affordable housing.”

“While many other capital sources are backing away from putting their funds into this market, we are committed to serve as San Francisco’s financial first responder by creating union construction jobs, and financing affordable places that people are proud to call home,” said Suh. “We do this while always working hard to produce competitive returns for our investors.” The new development site is called 53 Colton. The City and County of San Francisco’s Department of Homelessness and Supportive Housing will identify those who qualify to reside in the rental units.

“As we begin to emerge from the COVID-19 pandemic, new investments like this in San Francisco are going to be critical to our economic recovery,” said San Francisco Mayor London N. Breed. “We all know we need to build more housing, because even while rents have dropped recently, they will begin to rise again as our economy recovers, unless we create enough new homes to keep up with demand. By investing in housing, we not only create the homes our city needs, but we also create new, well-paying jobs that will help get our economy back on track.”

The HIT’s investment will fund part of the total construction costs of 53 Colton, projected by officials to be $52.5 million. The site is part of a broader, two-acre redevelopment plan known as 1629 Market Street, spearheaded by the United Association Local 38 Plumbers and Pipefitters. The project will include a new union hall for Local 38, market-rate housing, retail development and a publicly accessible park.

“It’s a great project for the community and the city. It provides jobs for our building trades members who are out of work because of the pandemic,” said Larry Mazzola Jr., Local 38 Business Manager and President San Francisco Building and Construction Trades Council.

The HIT is a mutual fund which invests union and public pension capital into multifamily housing nationwide. In September, the HIT announced it would stand ready to invest up to $500 million over the next five years to develop market-rate, workforce, and affordable housing in the Bay area. Through its Bay Area Investment Initiative, the HIT expects to join forces with the public, private and nonprofit sectors to leverage up to an additional $500 million of investments from other sources. The HIT estimates that the effort could create approximately 4,000 union constructions jobs, 12,000 total jobs, and 4,000 housing units in the Bay Area by 2025.

“The HIT’s financing of 53 Colton is a signal to our community that the AFL-CIO HIT’s $1 billion Bay Area Investment Initiative is real,” said San Francisco Board of Supervisor member Asha Safai. “At a time of economic uncertainty for our city and region, the initiative means more affordable housing and more good paying construction jobs for union members.”

The HIT is not new to the Bay Area, according to Ted Chandler, the HIT’s Managing Director of Regional Operations. Before announcing its initiative in September, the company already had invested more than $396 million in 19 projects throughout the Bay Area since the HIT’s inception in 1984, producing to date 4,500 construction jobs and more than 3,200 housing units, he said.

“We are eager to do much more to serve the working men and women of this city and region by creating many well-paying union jobs and much-needed affordable housing,” said Chandler. 53 Colton will be developed by the Strada Investment Group of San Francisco, and San Francisco’s Community Housing Partnership (CHP). Co-financing the deal are Merchants Capital/Merchants Bank of Indiana, based in Carmel, Indiana, and Century Housing Corporation, a community development finance institution (CDFI), located in Culver City.

“Our organization’s mission is to create a permanent home for people who have experienced homelessness, which is the deepest consequence of the economic inequities unions work to overcome,” said CHP CEO Rick Aubry. “We are inspired, as a union shop, to be in solidarity with the AFL-CIO Housing Investment Trust through their investment.”

"This project shows that great things can happen when the city, the private sector, the non-profit sector and labor all come together,” said Michael Cohen, a founding partner of Strada.

“53 Colton has taken speed, creativity, and flexibility," said Lee Oller, Executive Vice President at Merchants. “We are enormously proud to be able to play a role in helping Strada and CHP build homes in the heart of San Francisco for people who are in great need.”

"Century is enormously pleased to assist in this development and leverage its standing as a non- profit CDFI lender to provide additional affordable housing in San Francisco for those most in need,” said Century Housing Vice President Nick Friend.

* * *

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income, investment grade mutual fund with $6.7 billion in net assets. For over 35 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's current prospectus. To obtain a current prospectus visit the HIT's website at www.aflcio-hit.com. Past performance is no guarantee of future results.

3